--------------------------------------------------------------------------------
CLOSED END
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ACM Income Fund
(formerly ACM Government Income Fund, Inc.)

Annual Report
December 31, 2001

                                            Alliance Capital [LOGO](R)
                                            The Investment Professional's Choice

                           Investment Products Offered
                           ---------------------------
                            o Are Not FDIC Insured
                            o May Lose Value
                            o Are Not Bank Guaranteed
                           ---------------------------

Alliance Fund Distributors, Inc., the principal underwriter of the Alliance mutual funds and an affiliate of Alliance Capital Management L.P., the manager of the funds, is a member of the NASD.

                                                          ----------------------
                                                          LETTER TO SHAREHOLDERS
                                                          ----------------------

LETTER TO SHAREHOLDERS
February 5, 2002

Dear Shareholder:

This report provides the strategy, performance and outlook for ACM Income Fund (the "Fund") for the annual reporting period ended December 31, 2001. As of August 31, 2001, the Fund's name was changed to ACM Income Fund, Inc. The Board of Directors approved the name change at the recommendation of Alliance Capital Management L.P., the Fund's investment adviser, in order to enable the Fund to maintain the investment flexibility afforded by its current fundamental investment policy of investing at least 65% of its total assets in U.S. Government Securities, while complying with the new SEC rules regarding fund names.

Investment Objectives and Policies

This closed-end fund is designed to provide high current income consistent with the preservation of capital. The Fund invests principally in U.S. government obligations. The Fund may also invest up to 35% of its assets in other fixed-income securities, including those issued by foreign governments. Additionally, the Fund may utilize other investment instruments, including options and futures.

Investment Performance

The following table shows how the Fund performed over the past six- and 12-month periods ended December 31, 2001. For comparison, we have included the performance of the Fund's benchmark, the Lehman Brothers Aggregate Bond Index.

INVESTMENT RESULTS*
Periods Ended December 31, 2001

                                                      --------------------------
                                                            Total Returns
                                                      --------------------------
                                                      6 Months         12 Months
--------------------------------------------------------------------------------
ACM Income Fund (NAV)                                    1.32%             3.11%
--------------------------------------------------------------------------------
Lehman Brothers Aggregate Bond Index                     4.66%             8.44%
--------------------------------------------------------------------------------

* The Fund's investment results are total returns for the periods shown and are based on the net asset value (NAV) of the Fund as of December 31, 2001. All fees and expenses related to the operation of the Fund have been deducted. Returns for the Fund include the reinvestment of any distributions paid during each period. Past performance is no guarantee of future results.

      The unmanaged Lehman Brothers (LB) Aggregate Bond Index is composed of the LB Mortgage-Backed Securities Index, the LB Asset-Backed Securities Index and the LB Government/Credit Index. It includes Treasury, agency and corporate bond issues, as well as mortgage-backed securities. The Index does not reflect fees and expenses. An investor cannot invest directly in an index, and its results are not indicative of any particular investment, including ACM Income Fund.

      Additional investment results appear on pages 6-8.

During the six- and 12-month periods ended December 31, 2001, the Fund underperformed its benchmark, the


--------------------------------------------------------------------------------
                                                             ACM INCOME FUND o 1

----------------------
LETTER TO SHAREHOLDERS
----------------------

Lehman Brothers (LB) Aggregate Bond Index. The primary sources of the Fund's underperformance for both periods were its longer-maturity Treasury securities, and secondarily, its high-yield positions.

During the year, the yield curve steepened in response to the slowing economy and aggressive U.S. Federal Reserve easing. Short-term interest rates declined as long-term rates remained unchanged. As a result, short and intermediate Treasury securities outperformed the longer duration Treasury securities in the Fund. Longer-term Treasuries were also hurt in November and December as the government bond market reacted to less negative economic news, the prospects of a recovery in 2002 increased and investors shortened the duration of their portfolios.

The Fund's high-yield allocation also underperformed relative to the LB Aggregate Bond Index, which holds only investment-grade securities primarily from the U.S. Continued weakness in the high yield sector, caused by declines in the equity market and investors' aversion to risk, negatively affected the Fund's performance. Holdings in the telecommunications, cable and airlines industries were hit particularly hard in the aftermath of September 11.

The Fund's emerging market securities had an overall neutral effect on performance. Holdings in Argentina, which suffered from a worsening economy, and later fears of default, detracted from performance. By the end of November, before the Argentine government's collapse, the Fund had entirely eliminated its Argentine holdings. The Fund's larger position in Russia, however, contributed positively to performance as economic reforms continued and their geopolitical importance grew.

Market Overview

Global economic growth continued to decelerate throughout 2001 with the U.S. entering an official recession, ending a historic period of expansion. In the U.S., declining business investment, weaker export performance, lower equity valuations and a drop in consumer confidence coalesced to significantly slow the economy. In response, the U.S. Federal Reserve aggressively lowered interest rates 475 basis points from 6.50% to 1.75% this year, the lowest in four decades.

The U.S. bond market was the beneficiary of a weakening economy, a poorer business climate for stocks and investors' unwillingness to assume undue risk. The LB Aggregate Bond Index, a standard measure of traditional U.S. bonds, returned a strong 8.44% during the 12-month period. Among the sectors, investment-grade corporates returned 10.40%, benefiting from low interest rates, a steep yield curve and substantive market liquidity. Treasury securities posted an overall return of 6.75% as investors retreated to the safety of Treasuries due to negative economic news, as well as the events of September 11. As mentioned in the investment results section, short-term Treasuries (two-year maturities at 8.15%) outperformed longer-term maturity Treasuries (30-year Treasury at


--------------------------------------------------------------------------------
2 o ACM INCOME FUND

                                                          ----------------------
                                                          LETTER TO SHAREHOLDERS
                                                          ----------------------

3.46%) as the yield curve steepened. At year-end, returns on Treasury securities were modestly dampened by prospects of an economic recovery in 2002.

The emerging market debt sector, as measured by the J.P. Morgan Emerging Markets Bond Index Plus (JPM EMBI+), returned an anemic -0.79% for the year. The poor return, however, was not reflective of the asset class as a whole. All emerging countries within the Index posted positive returns, with the exception of Argentina's -66.85%. Countries outperforming for the period included the Fund's largest emerging market holding, Russia, at 55.81%

For the 12-month period ended December 31, 2001, the high yield sector returned 5.80%, as measured by the Credit Suisse First Boston High Yield (CSFBHY) Index. Weakness in the equity markets and the troubled telecommunications sector dampened overall returns throughout the year. Additionally, investors reacted to the September 11 attacks with increased risk aversion.

Investment Strategy

The investment strategy for the Fund was modified during 2001. With aggressive easing of monetary policy, a steep yield curve and the benefit of improving global liquidity, we shifted a modest share of the Fund's allocation from Treasuries toward credit sectors. As a result, the Fund increased its exposure to both investment-grade and higher-yielding corporate securities at the expense of Treasury and agency debt. Corporate holdings that reflected a concentration in the telecommunications (AT&T Corp., Charter Communications Holdings, Qwest Capital Funding, Nextel Communications Inc., Lucent Technologies Inc.) and financial sectors (Finova Group, Inc., Hanvit Bank) were added to the Fund.

In addition, as a result of changing liquidity patterns in the fixed-income markets over the past few years, we have diversified the Fund's credit-sensitive exposure and increased the number of positions held to meet its allocation. We maintained the focus on diversification throughout the year and will continue with that strategy.

Within the Treasury sector, we continued to concentrate the Fund's holdings on longer-term Treasury securities. We also maintained the Fund's positions in U.S. Treasury strips.

Within the emerging market sector, we continued to hold a relatively diversified array of holdings. We did, however, modestly reduce the Fund's allocation to emerging markets since the last annual report as of December 31, 2000. In Latin America, the Fund eliminated its position in Argentina, as noted previously, and maintained holdings in Brazil, Colombia, Ecuador, Panama and Mexico. The Fund's allocation to Brazil however, was reduced as prospects in Latin America became less favorable.

The Fund's investment strategy will continue to focus on yield and credit, given our view that the U.S. economy has troughed and is set for recovery in 2002. Increased global liquidity and favorable valuations, along with mod-


--------------------------------------------------------------------------------
                                                             ACM INCOME FUND o 3

----------------------
LETTER TO SHAREHOLDERS
----------------------

erate economic growth and low inflation will be positives for the credit sensitive sectors. Corporate industries likely to outperform over the next few months include utilities, telecommunications and banks. While our outlook for the corporate sector is positive, security selection will remain key.

We will continue to invest a portion of the Fund in a diversified basket of select emerging market and high yield securities that we believe will enhance overall performance. We have a positive view in both sectors, given the belief that global growth will recover and investors will be less risk averse. Current valuations, particularly in high yield, are favorable, and we will continue to manage a well-diversified portfolio in terms of issuers and industries. We will also maintain our preference for longer-term Treasuries as we expect interest rates at the long end of the yield curve to remain stable or decrease. We also prefer long-term Treasuries as an offset to our credit exposure.

The Fund's recent offering of non-transferable rights has been completed and was over-subscribed. The net proceeds to the Fund from the rights offering, $399.6 million, have enabled the Fund to execute the investment strategy discussed in this letter without the need to liquidate portfolio securities that we believe remain attractive and wish to retain.

Market Outlook

In the U.S., accelerating liquidity, improving consumer confidence, a deceleration in the job-loss rate and signs of a turnaround in manufacturing activity point to a recovery in the U.S. economy in early 2002. We expect economic growth to advance throughout the year, with real gross domestic product
(GDP) reaching a 3.5% annualized pace by the fourth quarter. We believe the U.S. Federal Reserve's monetary policy will remain largely unchanged for the first half of the year, and a tighter policy will be implemented in the latter half of 2002. In this environment, interest rates will gradually trend higher, and the yield curve will flatten somewhat.

The high yield sector should perform well in 2002 as the economy recovers. Within the high yield sector, we expect single B-rated securities to outperform double B-rated debt. Industrial high-yield sectors that should do well in 2002 include aerospace and defense, cable, wireless telecommunications, packaging and industrial machinery. Chemical and service companies should also experience improved earnings once signs of renewed economic growth begin to emerge. Lagging sectors will likely include lodging and transportation. High default rates should moderate as the economy rebounds.

We expect growth to accelerate in all emerging market economies in 2002 as the demand for imports increases in developed economies and global risk aversion begins to subside. The crisis in Argentina had muted effects on other emerging market countries, which we find an encouraging sign, as the countries within the asset class appear to be de-coupling.


--------------------------------------------------------------------------------
4 o ACM INCOME FUND

                                                          ----------------------
                                                          LETTER TO SHAREHOLDERS
                                                          ----------------------

Thank you for your continued interest and investment in ACM Income Fund. We look forward to reporting its progress to you in the future.

Sincerely,


/s/ John D. Carifa

John D. Carifa
Chairman


/s/ Wayne D. Lyski

Wayne D. Lyski
President

John D. Carifa          [PHOTO]

Wayne D. Lyski          [PHOTO]

Wayne D. Lyski, Portfolio Manager, has over 27 years of investment experience.


--------------------------------------------------------------------------------
                                                             ACM INCOME FUND o 5

------------------
PERFORMANCE UPDATE
------------------

PERFORMANCE UPDATE

ACM INCOME FUND (NAV)
GROWTH OF A $10,000 INVESTMENT
12/31/91 TO 12/31/01


ACM Income Fund (NAV): $21,608

Lehman Brothers Aggregate Bond Index: $20,103

[The following table was depicted as a mountain chart in the printed material.]

                                                    Lehman Brothers
                            ACM Income Fund      Aggregate Bond Index
-------------------------------------------------------------------------------
       12/31/1991              $10,000                 $10,000
       12/31/1992              $10,850                 $10,740
       12/31/1993              $13,220                 $11,787
       12/31/1994              $11,138                 $11,443
       12/31/1995              $14,338                 $13,558
       12/31/1996              $16,691                 $14,050
       12/31/1997              $19,210                 $15,406
       12/31/1998              $17,574                 $16,745
       12/31/1999              $16,955                 $16,607
       12/31/2000              $20,953                 $18,538
       12/31/2001              $21,489                 $20,103

This chart illustrates the total value of an assumed $10,000 investment in ACM Income Fund at net asset value (NAV) (from 12/31/91 to 12/31/01) as compared to the performance of an appropriate index. The chart assumes the reinvestment of dividends and capital gains. Past performance is not indicative of future results, and is not representative of future gain or loss in capital value or dividend income.

The unmanaged Lehman Brothers (LB) Aggregate Bond Index is composed of the LB Mortgage-Backed Securities Index, the LB Asset-Backed Securities Index and the LB Government/Credit Index. It includes Treasury, agency and corporate bond issues, as well as mortgage-backed securities.

When comparing ACM Income Fund to the index shown above, you should note that no charges or expenses are reflected in the performance of the index. An investor cannot invest directly in an index, and its results are not indicative of any specific investment, including ACM Income Fund.


--------------------------------------------------------------------------------
6 o ACM INCOME FUND

                                                              ------------------
                                                              PERFORMANCE UPDATE
                                                              ------------------

PERFORMANCE UPDATE

ACM INCOME FUND (NAV)
HISTORY OF RETURNS
YEARLY PERIODS ENDED 12/31

   [The following table was depicted as a bar chart in the printed material.]

               ACM Income Fund (NAV)-Yearly Periods Ended 12/31
--------------------------------------------------------------------------------
                               ACM Income              Lehman Brothers
                               Fund (NAV)           Aggregate Bond Index
--------------------------------------------------------------------------------
      12/31/92                     8.48%                     7.40%
      12/31/93                    21.84%                     9.75%
      12/31/94                   -15.75%                    -2.92%
      12/31/95                    28.73%                    18.47%
      12/31/96                    16.41%                     3.63%
      12/31/97                    15.08%                     9.65%
      12/31/98                    -8.38%                     8.69%
      12/31/99                    -3.53%                    -0.82%
      12/31/00                    23.58%                    11.63%
      12/31/01                     3.11%                     8.44%

Past performance is no guarantee of future results. The Fund's investment results represent total returns and are based on the net asset value (NAV). All fees and expenses related to the operation of the Fund have been deducted. Returns for the Fund include the reinvestment of any distributions paid during each period.

The unmanaged Lehman Brothers (LB) Aggregate Bond Index is composed of the LB Mortgage-Backed Securities Index, the LB Asset-Backed Securities Index and the LB Government/Credit Index. It includes Treasury, agency and corporate bond issues, as well as mortgage-backed securities. The Index does not reflect fees or expenses. An investor cannot invest directly in an index, and its results are not indicative of any specific investment, including ACM Income Fund.


--------------------------------------------------------------------------------
                                                             ACM INCOME FUND o 7

-----------------
PORTFOLIO SUMMARY
-----------------

PORTFOLIO SUMMARY
December 31, 2001

INCEPTION DATE                PORTFOLIO STATISTICS

8/28/87                       Net Assets ($mil): $1,764.9

SECURITY TYPE

 64.5% Treasury
 14.5% Corporate                          [PIE CHART]
 12.9% Sovereign
  0.9% Preferred Stock
  0.0% Warrants*

  7.2% Short-Term

COUNTRY BREAKDOWN

 85.2% United States
  4.6% Russia                             [PIE CHART]
  2.7% Brazil
  1.9% Mexico
  1.8% Turkey
  1.1% Bulgaria
  0.9% Cayman Islands
  0.7% Ecuador
  0.4% Canada
  0.4% Korea
  0.1% Philippines

  0.2% Other

*     Less than 0.05%

      All data as of December 31, 2001. The Fund's security type and country breakdowns are expressed as a percentage of total investments and may vary over time. "Other" represents less than 0.05% weightings in each of these countries: Barbados, Colombia, Dominican Republic, Guatemala, Luxembourg, Panama, Peru, Ukraine and Venezuela.


--------------------------------------------------------------------------------
8 o ACM INCOME FUND

                                                        ------------------------
                                                        PORTFOLIO OF INVESTMENTS
                                                        ------------------------

PORTFOLIO OF INVESTMENTS
December 31, 2001

                                                     Principal
                                                        Amount
                                                         (000)     U.S. $ Value
-------------------------------------------------------------------------------

U.S. GOVERNMENT AND AGENCY
   OBLIGATIONS-92.0%
U.S. Treasury Bonds-40.9%
   5.375%, 2/15/31(a) ......................   $       313,230  $   308,678,768
   12.00%, 8/15/13(a) ......................            61,000       85,104,760
   12.50%, 8/15/14(a) ......................            70,300      103,231,332
   13.25%, 5/15/14(a) ......................           150,000      225,774,000
                                                                ---------------
                                                                    722,788,860
                                                                ---------------
U.S. Treasury Strips-29.1%
   Zero coupon, 5/15/12(a) .................           246,900      139,056,549
   Zero coupon, 8/15/12 ....................            78,000       43,231,500
   Zero coupon, 5/15/17(a) .................           407,000      162,979,080
   Zero coupon, 11/15/21(a) ................           545,850      167,515,907
                                                                ---------------
                                                                    512,783,036
                                                                ---------------
U.S. Treasury Notes-20.3%
   3.50%, 11/15/06 .........................            50,000       48,187,500
   5.00%, 2/15/11(a) .......................            35,000       34,868,750
   5.00%, 8/15/11(a)(b) ....................           275,755      274,891,887
                                                                ---------------
                                                                    357,948,137
                                                                ---------------
Mortgage Related Securities-1.7%
Federal Home Loan Mortgage Association
   5.50%, 9/15/11(c) .......................            30,000       29,395,200
                                                                ---------------

Total U.S. Government and Agency Obligations
   (cost $1,623,960,152) ...................                      1,622,915,233
                                                                ---------------

CORPORATE DEBT OBLIGATIONS-20.6%
Canada-0.6%
Calpine Canada Energy Finance
   8.50%, 5/01/08(c) .......................            12,000       10,988,424
                                                                ---------------

Korea-0.5%
Cho Hung Bank FRN
   11.875%, 4/01/10(c)(d) ..................               500          547,500
Korea Deposit Insurance Corp.
   2.50%, 12/11/05(d) ......................               400          402,400
Korea Electric Power Corp.
   7.95%, 4/01/96(c)(e) ....................            35,000        7,944,265
Hanvit Bank
   12.75%, 3/01/10(d) ......................               175          195,563
                                                                ---------------
                                                                      9,089,728
                                                                ---------------
Luxembourg-0.0 %
Mobile Telesystems Finance S.A
   10.95%, 12/21/04(d) .....................               650          645,125
                                                                ---------------


--------------------------------------------------------------------------------
                                                             ACM INCOME FUND o 9

------------------------
PORTFOLIO OF INVESTMENTS
------------------------

                                                     Principal
                                                        Amount
                                                         (000)     U.S. $ Value
-------------------------------------------------------------------------------

Mexico-0.3%
Grupo Iusacell S.A. de C.V.
   14.25%, 12/01/06(c) .....................   $           175  $       187,915
International Bank Reconstruction
   & Development
   15.875%, 2/28/03(c) ..................... MXN        36,170        4,164,528
Innova S De R. L
   12.875%, 4/01/07(c) .....................               900          861,258
                                                                ---------------
                                                                      5,213,701
                                                                ---------------
United States-19.2%
AT&T Corp.
   8.00%, 11/15/31(d) ......................   $        30,000       31,507,050
Calpine Corp.
   8.50%, 2/15/11(c) .......................            10,000        8,700,000
Charter Communications Holdings
   10.00%, 5/15/11 .........................             2,900        2,965,250
   10.75%, 10/01/09(c) .....................             9,655       10,234,300
   11.75%, 5/15/11(c)(e) ...................            10,000        6,200,000
Delhaize America, Inc.
   9.00%, 4/15/31(c) .......................            35,240       42,363,660
Devon Financing Corp.
   7.875%, 9/30/31(d) ......................            20,000       20,300,980
Finova Group, Inc.
   7.50%, 11/15/09(c) ......................            56,500       24,012,500
HYDI 100
   9.40%, 11/15/06(c) ......................            15,000       15,262,500
Kerr-McGee Corp.
   7.875%, 9/15/31(c) ......................            25,000       26,422,725
Lucent Technologies Inc.
   6.45%, 3/15/29(c) .......................            50,680       34,462,400
McCaw International Ltd.
   13.00%, 4/15/07(c)(e) ...................               500           27,500
Nextel Communications Inc.
   9.375%, 11/15/09(c) .....................            13,275       10,520,438
   9.95%, 2/15/08(c)(e) ....................            14,175        9,780,750
   10.65%, 9/15/07(c)(e) ...................            19,500       14,966,250
Nextel Partners Inc.
   12.50%, 11/15/09(d) .....................             8,500        7,480,000
Pemex Project
   9.125%, 10/13/10 ........................               500          531,250
Qwest Capital Funding
   7.75%, 2/15/31(c) .......................            35,000       33,675,705
South Point Energy Center LLC
   9.825%, 5/30/19(d) ......................             9,000        7,830,000
U.S. Airways Group, Inc.
   7.96%, 1/20/18 ..........................            39,942       17,175,038


--------------------------------------------------------------------------------
10 o ACM INCOME FUND

                                                        ------------------------
                                                        PORTFOLIO OF INVESTMENTS
                                                        ------------------------

                                                     Principal
                                                        Amount
                                                         (000)     U.S. $ Value
-------------------------------------------------------------------------------

Williams Companies Inc.
     7.50%, 1/15/31(c) .....................   $        14,000  $    13,678,504
                                                                ---------------
                                                                    338,096,800
                                                                ---------------
Total Corporate Debt Obligations
   (cost $378,244,076) .....................                        364,033,778
                                                                ---------------

SOVEREIGN DEBT OBLIGATIONS-18.3%
Sovereign Debt Securities-16.6%
Barbados-0.0%
Government of Barbados
   7.25%, 12/15/21(d) ......................               500          469,600
                                                                ---------------

Brazil-3.8%
Republic of Brazil
   Discount Bonds FRN
   6.00%, 4/15/24(c) .......................               900          607,500
   Global Bonds
   8.00%, 4/15/14(c) .......................             1,262          965,579
   11.00%, 8/17/40(c) ......................            58,795       45,125,162
   Structured Assets Bonds
   19.725%, 7/02/03 ........................            20,000       20,000,000
                                                                ---------------
                                                                     66,698,241
                                                                ---------------
Colombia-0.1%
Republic of Colombia
   Global Bonds
   8.70%, 2/15/16(c) .......................             1,000          787,500
   10.00%, 1/23/12(c) ......................               250          246,875
                                                                ---------------
                                                                      1,034,375
                                                                ---------------
Dominican Republic-0.0%
Dominican Republic
   9.50%, 9/27/06(d) .......................               500          511,250
                                                                ---------------

Ecuador-0.9%
Republic of Ecuador
   5.00%, 8/15/30(d)(f) ....................            19,200        9,072,000
   12.00%, 11/15/12(d) .....................            10,000        7,350,000
                                                                ---------------
                                                                     16,422,000
                                                                ---------------
Guatemala-0.0%
Republic of Guatemala
   10.25%, 11/08/11(d) .....................               350          370,125
                                                                ---------------

Mexico-2.4%
Mexican Bonds
   16.00%, 1/23/03(c) ......................MXN         14,550        1,680,593
Mexican Bonos de Proteccion
   al Ahorro FRN
   14.00%, 9/2/04(c) .......................           181,869       21,458,961


--------------------------------------------------------------------------------
                                                            ACM INCOME FUND o 11

------------------------
PORTFOLIO OF INVESTMENTS
------------------------

                                                     Principal
                                                        Amount
                                                         (000)     U.S. $ Value
-------------------------------------------------------------------------------

United Mexican States
   8.125%, 12/30/19(c) .....................   $         4,380  $     4,266,120
   11.375%, 9/15/16(c) .....................             2,710        3,330,590
   11.50%, 5/15/26(c) ......................               225          284,625
   14.50%, 5/12/05(c) ......................MXN         91,523       11,114,446
                                                                ---------------
                                                                     42,135,335
                                                                ---------------
Panama-0.1%
Republic of Panama
   8.25%, 4/22/08(c) .......................   $           100           98,250
   10.75%, 5/15/20(c) ......................             1,000        1,059,000
                                                                ---------------
                                                                      1,157,250
                                                                ---------------
Philippines-0.1%
Republic of Philippines
   9.875%, 1/15/19(c) ......................             1,400        1,325,100
   10.625%, 3/16/25(c) .....................             1,275        1,248,225
                                                                ---------------
                                                                      2,573,325
                                                                ---------------
Russia-6.6%
Ministry of Finance
   3.00%, 5/14/06 ..........................            13,450        9,347,750
   3.00%, 5/14/08 ..........................               600          336,000
Russian Federation
   5.00%, 3/31/30(d)(f) ....................           183,825      106,848,281
                                                                ---------------
                                                                    116,532,031
                                                                ---------------
Turkey-2.5%
Turkey Treasury Bills
   60.80%, 7/10/02(c)(g) ...................TRL  9,519,000,000        4,944,851
   61.00%, 7/10/02(c)(g) ...................     9,540,000,000        4,955,760
   70.50%, 3/06/02(c)(g) ...................     7,803,354,000        4,886,640
   72.01%, 3/06/02(c)(g) ...................     8,500,000,000        5,322,895
   72.10%, 3/06/02(c)(g) ...................    17,357,000,000       10,869,352
   73.54%, 3/06/02(c)(g) ...................     8,000,000,000        5,009,784
Republic of Turkey
   11.375%, 11/27/06(c) ....................   $           400          407,000
   11.875%, 1/15/30(c) .....................             8,070        7,779,480
                                                                ---------------
                                                                     44,175,762
                                                                ---------------
Ukraine-0.1%
Republic of Ukraine
   11.00%, 3/15/07(c) ......................             1,142        1,076,429
                                                                ---------------

Total Sovereign Debt Securities
   (cost $262,567,665) .....................                        293,155,723
                                                                ---------------

Collateralized Brady Bonds(h)-1.7%
Brazil-0.0%
Republic of Brazil
   Discount Bonds FRN
   3.188%, 4/15/24(c) ......................               850          616,250
                                                                ---------------


--------------------------------------------------------------------------------
12 o ACM INCOME FUND

                                                        ------------------------
                                                        PORTFOLIO OF INVESTMENTS
                                                        ------------------------

                                                     Shares or
                                                     Principal
                                                        Amount
                                                         (000)     U.S. $ Value
-------------------------------------------------------------------------------

Bulgaria-1.6%
Republic of Bulgaria
   Discount Bonds FRN
   Series A
   4.563%, 7/28/12(c) ......................   $        10,000  $     9,025,000
   4.563%, 7/28/24(c) ......................            21,550       19,153,640
                                                                ---------------
                                                                     28,178,640
                                                                ---------------
Peru-0.0%
Republic of Peru FLIRB
   4.00%, 3/07/17(c)(f) ....................               400          280,000
Republic of Peru, PDI
   4.50%, 3/07/17(c)(f) ....................               650          498,875
                                                                ---------------
                                                                        778,875
                                                                ---------------
Venezuela-0.1%
Republic of Venezuela
   Discount Bonds FRN
   3.00%, 3/31/20(c) .......................             1,203        1,066,919
   3.188%, 3/31/20 FRN(c) ..................               250          175,000
                                                                ---------------
                                                                      1,241,919
                                                                ---------------
Total Collateralized Brady Bonds
   (cost $28,938,250) ......................                         30,815,684
                                                                ---------------

Total Sovereign Debt Obligations
   (cost $291,505,915) .....................                        323,971,407
                                                                ---------------

PREFERRED STOCK-1.3%
Centaur Funding Corp., Series B(d) .........             8,000        8,765,520
Centaur Funding Corp., Series C(d) .........            75,000       13,952,400
                                                                ---------------

Total Preferred Stock
   (cost $21,484,870) ......................                         22,717,920
                                                                ---------------

RIGHTS-0.0%
Mexico-0.0%
United Mexican States,
   Value Recovery Rights,
   expiring 6/30/03
   (cost $0) ...............................         2,500,000            2,500
                                                                ---------------

SHORT-TERM INVESTMENT-10.3%
Repurchase Agreement-10.3%
State Street Bank & Trust Co.
   1.70%, due 1/02/02 in the amount
   of $181,300,000 (collateralized by:
   $126,255,000 Federal National Mortgage
   Association 6.21%, 10/01/32 value
   $123,729,900 and $62,450,000
   Federal National Mortgage Association
   5.50%, 3/01/14 value $61,201,000) .......   $       181,300      181,300,000
                                                                ---------------


--------------------------------------------------------------------------------
                                                            ACM INCOME FUND o 13

------------------------
PORTFOLIO OF INVESTMENTS
------------------------

                                                                   U.S. $ Value
-------------------------------------------------------------------------------

TOTAL INVESTMENTS-142.5%
   (cost $2,496,495,013) ...................                    $ 2,514,940,838
Other assets less liabilities-(42.5%) ......                       (750,045,901)
                                                                ---------------

Net Assets-100.0% ..........................                    $ 1,764,894,937
                                                                ===============

(a) Securities, or portion thereof, have been segregated to collateralize the loan outstanding. Total value of segregated securities amounted to $1,022,369,282 at December 31, 2001.

(b) Securities, or portion thereof, with an aggregate market value of $91,418,028 have been segregated to collateralize reverse repurchase agreements.

(c) Securities, or portion thereof, have been segregated to collateralize open forward foreign currency contracts. Total value of segregated securities amounted to $474,062,723 at December 31, 2001.

(d) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2001, these securities amounted to $216,247,794 or 12.3 % of net assets.

(e) Indicates a security that has a zero coupon that remains in effect until a predetermined date at which time the stated coupon rate becomes effective until final maturity.

(f) Coupon increases periodically based upon a predetermined schedule. Stated interest rate in effect at December 31, 2001.

(g)   Annualized yield to maturity at purchase date.

(h) Sovereign debt obligations issued as part of debt restructurings that are collateralized in full as to principal due at maturity by U.S. Treasury zero coupon obligations which have the same maturity as the Brady Bond.

      Glossary of Terms:

      FLIRB - Front Loaded Interest Reduction Bond

      FRN   - Floating Rate Note

      PDI   - Past Due Interest

      See notes to financial statements.


--------------------------------------------------------------------------------
14 o ACM INCOME FUND

                                               ---------------------------------
                                               STATEMENT OF ASSETS & LIABILITIES
                                               ---------------------------------

STATEMENT OF ASSETS & LIABILITIES
December 31, 2001

Assets
Investments in securities, at value (cost $2,496,495,013) ..    $ 2,514,940,838
Cash .......................................................            471,311
Interest and dividends receivable ..........................         38,040,058
Prepaid expenses ...........................................            160,165
                                                                ---------------
Total assets ...............................................      2,553,612,372
                                                                ---------------
Liabilities
Loan payable ...............................................        300,000,000
Payable for investment securities purchased ................        385,606,073
Reverse repurchase agreements ..............................         89,350,805
Dividend payable ...........................................         10,531,927
Advisory fee payable .......................................            921,159
Loan interest payable ......................................            885,814
Rights offering payable ....................................            853,900
Administrative fee payable .................................            178,840
Unrealized depreciation on forward exchange
   currency contracts ......................................             99,242
Accrued expenses ...........................................            289,675
                                                                ---------------
Total liabilities ..........................................        788,717,435
                                                                ---------------
Net Assets .................................................    $ 1,764,894,937
                                                                ===============
Composition of Net Assets
Capital stock, at par ......................................    $     2,242,169
Additional paid-in capital .................................      2,152,679,834
Distributions in excess of net investment income ...........        (11,914,527)
Accumulated net realized loss on investments, swap
   contracts, option contracts and foreign currency
   transactions ............................................       (396,504,843)
Net unrealized appreciation of investments and
   foreign currency denominated assets and liabilities .....         18,392,304
                                                                ---------------
                                                                $ 1,764,894,937
                                                                ===============
Net Asset Value Per Share
   (based on 224,216,861 shares outstanding) ...............              $7.87
                                                                          =====

See notes to financial statements.


--------------------------------------------------------------------------------
                                                            ACM INCOME FUND o 15

-----------------------
STATEMENT OF OPERATIONS
-----------------------

STATEMENT OF OPERATIONS
Year Ended December 31, 2001

Investment Income
Interest .............................................   $ 159,705,531
Dividends (net of foreign taxes
   withheld of $63,031) ..............................       1,548,140   $ 161,253,671
                                                         -------------
Expenses
Advisory fee .........................................      11,783,218
Administrative fee ...................................       2,158,222
Printing .............................................         611,586
Transfer agency ......................................         582,726
Custodian ............................................         415,481
Registration fee .....................................         410,667
Audit and legal ......................................         194,879
Directors' fees ......................................          59,201
Miscellaneous ........................................         153,106
                                                         -------------
Total expenses before interest .......................      16,369,086
Interest expense .....................................      15,591,652
                                                         -------------
Total expenses .......................................                      31,960,738
                                                                         -------------
Net investment income ................................                     129,292,933
                                                                         -------------
Realized and Unrealized Gain (Loss) on
Investments and Foreign Currency
Transactions
Net realized loss on investment
   transactions ......................................                     (31,409,151)
Net realized gain on option contracts ................                       2,016,363
Net realized loss on foreign currency
   transactions ......................................                      (1,698,141)
Net change in unrealized appreciation/depreciation of:
   Investments .......................................                      12,092,382
   Foreign currency denominated assets
   and liabilities ...................................                       1,248,356
                                                                         -------------
Net loss on investments, option contracts
   and foreign currency transactions .................                     (17,750,191)
                                                                         -------------
Net Increase in Net Assets
   from Operations ...................................                   $ 111,542,742
                                                                         =============

See notes to financial statements.


--------------------------------------------------------------------------------
16 o ACM INCOME FUND

                                              ----------------------------------
                                              STATEMENT OF CHANGES IN NET ASSETS
                                              ----------------------------------

STATEMENT OF CHANGES
IN NET ASSETS

                                                Year Ended         Year Ended
                                               December 31,       December 31,
                                                   2001               2000
                                             ===============    ===============
Increase (Decrease) in Net Assets
from Operations
Net investment income ....................   $   129,292,933    $    46,684,417
Net realized gain (loss) on investments,
   swap contracts, option contracts and
   foreign currency transactions .........       (31,090,929)        20,917,915
Net change in unrealized
   appreciation/depreciation of
   investments and foreign currency
   denominated assets and liabilities ....        13,340,738         21,637,103
                                             ---------------    ---------------
Net increase in net assets from
   operations ............................       111,542,742         89,239,435
Dividends and Distributions to
Shareholders from:
Net investment income ....................      (129,292,933)       (46,684,417)
Distributions in excess of net investment
   income ................................       (10,957,527)        (4,915,050)
Capital Stock Transactions
Net increase .............................                -0-       903,815,269
Reinvestment of dividends resulting in
   issuance of Common Stock ..............         3,428,477            351,782
Proceeds from sale of shares of
   common stock in rights offering .......       399,632,465                 -0-
                                             ---------------    ---------------
Total increase ...........................       374,353,224        941,807,019
Net Assets
Beginning of period ......................     1,390,541,713        448,734,694
                                             ---------------    ---------------
End of period ............................   $ 1,764,894,937    $ 1,390,541,713
                                             ===============    ===============

See notes to financial statements.


--------------------------------------------------------------------------------
                                                            ACM INCOME FUND o 17

-----------------------
STATEMENT OF CASH FLOWS
-----------------------

STATEMENT OF CASH FLOWS
Year Ended December 31, 2001

Increase (Decrease) in Cash from
Operating Activities:
Interest and dividends received ............   $    112,261,990
Interest expense paid ......................        (16,280,720)
Operating expenses paid ....................        (16,749,927)
                                               ----------------
Net increase in cash from operating
   activities ..............................                       $     79,231,343
Investing Activities:
Purchases of long-term investments .........    (13,930,149,369)
Proceeds from disposition of long-term
   investments .............................     13,677,083,872
Purchases of short-term investments--net ...       (136,849,918)
                                               ----------------
Net decrease in cash from investing
   activities ..............................                           (389,915,415)
Financing Activities*:
Cash dividends paid ........................       (134,327,361)
Proceeds from reverse repurchase
   agreements ..............................         44,903,698
Proceeds from capital stock transactions ...        400,486,365
                                               ----------------
Net increase in cash from financing
   activities ..............................                            311,062,702
                                                                   ----------------
Net increase in cash .......................                                378,630
Cash at beginning of period ................                                 92,681
                                                                   ----------------
Cash at end of period ......................                       $        471,311
                                                                   ================

-----------------------------------------------------------------------------------

Reconciliation of Net Increase in
Net Assets from Operations to
Net Increase in Cash from
Operating Activities:
Net increase in net assets from
   operations ..............................                       $    111,542,742
Adjustments:
Increase in interest and dividend receivable   $     (5,956,671)
Accretion of bond discount and amortization
   of bond premium .........................        (43,035,010)
Decrease in accrued expenses ...............         (1,069,909)
Net realized loss on investments, option
   contracts and foreign currency
   transactions ............................         31,090,929
Net change in unrealized appreciation/
   depreciation of investments and
   foreign currency denominated assets
   and liabilities .........................        (13,340,738)
                                               ----------------
Total adjustments ..........................                            (32,311,399)
                                                                   ----------------
Net Increase in Cash from Operating
   Activities ..............................                       $     79,231,343
                                                                   ================

* Non-cash financing activities not included herein consist of reinvestment of dividends.

      See notes to financial statements.


--------------------------------------------------------------------------------
18 o ACM INCOME FUND

                                                   -----------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
                                                   -----------------------------

NOTES TO FINANCIAL STATEMENTS
December 31, 2001

NOTE A

Significant Accounting Policies

ACM Income Fund, Inc. (formerly, ACM Government Income Fund, Inc.) (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities traded on a national securities exchange or on a foreign securities exchange (other than foreign securities exchanges whose operations are similar to those of the United States over-the-counter market) are generally valued at the last reported sale price or, if there was no sale on such day, the last bid price quoted on such day. If no bid prices are quoted, then the security is valued at the mean of the bid and asked prices as obtained on that day from one or more dealers regularly making a market in that security. Securities traded on the over-the-counter market, securities listed on a foreign securities exchange whose operations are similar to the United States over-the-counter market and securities listed on a national securities exchange whose primary market is believed to be over-the-counter are valued at the mean of the closing bid and asked price provided by two or more dealers regularly making a market in such securities. U.S. government securities and other debt securities which mature in 60 days or less are valued at amortized cost unless this method does not represent fair value. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by, or in accordance with procedures approved by, the Board of Directors. Fixed income securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities. Listed put and call options purchased by the Fund are valued at the last sale price. If there is no sale on that day, such securities are valued at the closing bid prices on that day.

2. Taxes

It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

3. Investment Income and Investment Transactions

Interest income is accrued daily. Dividend income is recorded on the ex-dividend date. Investment transactions are accounted for on the date securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Fund accretes discounts as adjustments to interest income.


--------------------------------------------------------------------------------
                                                            ACM INCOME FUND o 19

-----------------------------
NOTES TO FINANCIAL STATEMENTS
-----------------------------

4. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward exchange currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at the rates of exchange prevailing when accrued. Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign securities, holding of foreign currencies, options on foreign currencies, closed forward exchange currency contracts, exchange gains and losses realized between the trade and settlement dates on foreign security transactions, and the difference between the amounts of interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net foreign currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of investments and foreign currency denominated assets and liabilities.

5. Dividends and Distributions

Dividends and distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with accounting principles generally accepted in the United States. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences, do not require such reclassification. During the current fiscal year, permanent differences, primarily due to foreign currency transactions, expiring capital loss carryforward and recognition of bond premium, resulted in a net decrease in distributions in excess of net investment income, a net decrease in accumulated net realized loss on investments and a corresponding decrease in additional paid in capital.

6. Repurchase Agreements

The Fund's custodian or designated subcustodian will take control of securities as collateral under repurchase agreements and determine on a daily basis whether the value of such securities are sufficient to cover the value of the repurchase agreements. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of collateral by the Fund may be delayed or limited.

7. Change in Accounting Principle

As required, effective January 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide, Audits of Investment Companies, and began amortizing premium on debt securities for financial statement reporting purposes only. This change has no impact on the net assets of the Fund. Prior to January 1, 2001, the Fund did not amortize premiums on debt securities.


--------------------------------------------------------------------------------
20 o ACM INCOME FUND

                                                   -----------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
                                                   -----------------------------

The cumulative effect of this accounting change resulted in a $17,980,546 reduction in cost of investments and a corresponding $17,980,546 increase in net unrealized appreciation (depreciation), based on investments owned by the Fund on January 1, 2001.

The effect of this change for the year ended December 31, 2001, was to decrease net investment income by $8,109,339, decrease net unrealized appreciation of investments by $11,011,400, and decrease net realized loss on investment transactions by $19,120,739. The statement of changes in net assets and financial highlights for prior periods have not been restated to reflect this change in accounting principle.

NOTE B

Advisory, Administrative Fees and Other Transactions with Affiliates

Under the terms of an investment advisory agreement, the Fund pays Alliance Capital Management L.P., (the "Adviser") a monthly advisory fee in an amount equal to the sum of 1/12th of .30% of the Fund's average weekly net assets up to $250 million, 1/12th of .25% of the Fund's average weekly net assets in excess of $250 million, and 5.25% of the daily gross income (i.e., income other than gains from the sale of securities and foreign currency transactions or gains realized from options and futures contracts less interest on money borrowed by the Fund) accrued by the Fund during the month. However, such monthly advisory fee shall not exceed in the aggregate 1/12th of 1% of the Fund's average weekly net assets during the month (approximately 1% on an annual basis).

Under the terms of a Shareholder Inquiry Agency Agreement with Alliance Global Investor Services, Inc. ("AGIS"), (formerly, Alliance Fund Services, Inc.), an affiliate of the Adviser, the Fund reimburses AGIS for costs relating to servicing phone inquiries on behalf of the Fund. For the year ended December 31, 2001, the Fund did not reimburse AGIS.

Under the terms of an Administrative Agreement, the Fund pays its Administrator, Brinson Advisors, Inc. (formerly Mitchell Hutchins Asset Management Inc.), a monthly fee equal to the annualized rate of .18 of 1% of the Fund's average weekly net assets up to $100 million, .16 of 1% of the Fund's next $200 million of average weekly net assets, and .15 of 1% of the Fund's average weekly net assets in excess of $300 million. Brinson Advisors, Inc. is an indirect wholly-owned asset management subsidiary of UBS AG. The Administrator prepares financial and regulatory reports for the Fund and provides other clerical services.

NOTE C

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments and U.S. government securities) aggregated $2,516,366,233 and $2,295,823,916, respectively, for the year ended December 31, 2001. There were purchases of $11,529,632,675 and


--------------------------------------------------------------------------------
                                                            ACM INCOME FUND o 21

-----------------------------
NOTES TO FINANCIAL STATEMENTS
-----------------------------

sales of $11,374,745,517 of U.S. government and government agency obligations for the year ended December 31, 2001.

At December 31, 2001, the cost of investments for federal income tax purposes was $2,561,375,963. Accordingly, gross unrealized appreciation of investments was $47,981,897, and gross unrealized depreciation was $94,417,022, resulting in net unrealized depreciation of $46,435,125 (excluding foreign currency transactions).

1. Forward Exchange Currency Contracts

The Fund enters into forward exchange currency contracts to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sale commitments denominated in foreign currencies and for investment purposes. A forward exchange currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract is included in net realized gain or loss on foreign currency transactions.

Fluctuations in the value of open forward exchange currency contracts are reflected for financial reporting purposes as a component of net unrealized appreciation (depreciation) of investments and foreign currency denominated assets and liabilities.

The Fund's custodian places and maintains liquid assets in a separate account of the Fund having a value at least equal to the aggregate amount of the Fund's commitments under forward exchange currency contracts entered into with respect to position hedges.

Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. At December 31, 2001, the Fund had outstanding forward exchange currency contracts as follows:

                                         U.S. $
                         Contract      Value on         U.S. $       Unrealized
                           Amount   Origination        Current    Appreciation/
                            (000)          Date          Value   (Depreciation)
                         ------------------------------------------------------
Forward Exchange
  Currency Buy
  Contract
British Pounds,
  settling 1/28/02 ......   8,957   $12,710,738   $ 12,999,484       $  288,746
Forward Exchange
  Currency Sale
  Contract
British Pounds,
  settling 1/28/02 ......   8,957    12,611,496     12,999,484         (387,988)
                                                                     ----------
                                                                     $  (99,242)
                                                                     ==========


--------------------------------------------------------------------------------
22 o ACM INCOME FUND

                                                   -----------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
                                                   -----------------------------

2. Option Transactions

For hedging purposes, the Fund purchases and writes (sells) put and call options on U.S. and foreign government securities and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets.

The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by the premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from written options which expire unexercised are recorded by the Fund on the expiration date as realized gain from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the security or currency purchased by the Fund. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security or currency underlying the option written. Exercise of an option written by the Fund could result in the Fund selling or buying a security or currency at a price different from the current market value.

For the year ended December 31, 2001, the Fund had the following written option transactions:

                                                        Number of
                                                        Contracts       Premiums
                                                      ============    ============
Options outstanding at December 31, 2000 ..........              0    $          0
Options written ...................................    202,201,050       2,380,410
Options terminated in closing purchase transactions   (202,201,050)     (2,380,410)
                                                      ------------    ------------
Options outstanding at December 31, 2001 ..........              0    $          0
                                                      ============    ============


--------------------------------------------------------------------------------
                                                            ACM INCOME FUND o 23

-----------------------------
NOTES TO FINANCIAL STATEMENTS
-----------------------------

3. Swap Agreements

The Fund enters into swaps on sovereign debt obligations to protect itself from interest rate fluctuations on the underlying debt instruments and for investment purposes. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the net interest payment to be received by the Fund, and/or the termination value at the end of the contract. Therefore, the Fund considers the creditworthiness of each counterparty to a swap contract in evaluating potential credit risk. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities.

The Fund records a net receivable or payable on a daily basis for the net interest income or expense expected to be received or paid during the interest period. Net interest received or paid on these contracts is recorded as interest income (or as an offset to interest income). Fluctuations in the value of swap contracts are recorded for financial statement purposes as a component of net change in unrealized appreciation/depreciation of investments and swap contracts.

At December 31, 2001, the Fund did not have any swap agreements outstanding.

NOTE D: Distributions to Shareholders

The tax character of distributions paid during the fiscal year ended December 31, 2001 and December 31, 2000 were as follows:

                                                2001                  2000
                                            ============          ===========
Distributions paid from:
   Ordinary income ..................       $143,680,532          $46,990,639
                                            ------------          -----------
Total taxable distributions .........        143,680,532           46,990,639
                                            ------------          -----------
Total distributions paid ............       $143,680,532(a)       $46,990,639(a)
                                            ============          ===========


--------------------------------------------------------------------------------
24 o ACM INCOME FUND

                                                   -----------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
                                                   -----------------------------

As of December 31, 2001 the components
of accumulated earnings/(deficit) on a
tax basis were as follows:

Accumulated capital and other losses ..................        $(342,458,906)(b)
Unrealized appreciation/(depreciation) ................          (46,389,404)(c)
                                                               -------------
Total accumulated earnings/(deficit) ..................        $(388,848,310)
                                                               =============

(a) Total distributions paid differ from the Statement of Changes in Net Assets because for tax purposes dividends are recognized when actually paid.

(b) On December 31, 2001, the Fund had a net capital loss carryforward of $333,182,448 of which $40,404,628 expires in the year 2002, $2,680,733 expires in the year 2003, $79,155 expires in the year 2004, $34,157,206 expires in the year 2005, $131,355,099 expires in the year 2006, $67,513,083 expires in the year 2007, $8,878,672 expires in the year 2008, and $48,113,872 expires in the year 2009. To the extent future capital gains are offset by capital loss carryforward, such gains will not be distributed. Based on certain provisions in the Internal Revenue Code, various limitations regarding the future utilization of these carryforwards, brought forward as a result of the Fund's merger with ACM Government Securities Fund and ACM Government Spectrum Fund, may apply. Net capital losses incurred after October 31, and within the taxable year are deemed to arise on the first business day of the Fund's next taxable year. For the year ended December 31, 2001, the Fund deferred to January 1, 2002, post October capital losses of $5,410,591 and post October currency losses of $3,018,725. As of December 31, 2001, the Fund deferred tax straddle losses of $847,142.

(c) The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to: the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains/losses on certain derivative instruments and the difference between book and tax amortization methods for premium and market discount.

NOTE E

Capital Stock

There are 300,000,000 shares of $0.01 par value common stock authorized, of which 224,216,861 shares were outstanding at December 31, 2001. During the years ended December 31, 2001 and December 31, 2000, the Fund issued 410,752 and 47,092 shares, respectively, in connection with the Fund's dividend reinvestment plan. The shares issued in connection with the acquisition of ACM Government Securities Fund and ACM Government Spectrum Fund at the close of business on December 19, 2000 were 105,852,934.

NOTE F

Rights Offering

During the year ended December 31, 2001, the Fund issued 59,208,424 shares in connection with a rights offering of the Fund's shares. Shareholders of record on November 19, 2001, were issued one non-transferable right for each share of common stock owned, entitling shareholders the opportunity to acquire one newly issued share of common stock for every three rights held at a subscription price of $7.03 per share. Offering costs of $993,936 attributed to the rights offering were charged against additional paid-in capital. Dealer management and soliciting fees of $15,608,821 were netted against the proceeds of the subscription.


--------------------------------------------------------------------------------
                                                            ACM INCOME FUND o 25

-----------------------------
NOTES TO FINANCIAL STATEMENTS
-----------------------------

NOTE G

Security Lending

The Fund may make secured loans of portfolio securities to brokers, dealers and financial institutions, provided that cash, liquid high-grade debt securities or bank letters of credit equal to at least 102% of the market value of the securities loaned is deposited and maintained by the borrower with the Fund.

The risks in lending portfolio securities, as with other extensions of credit, consist of possible loss of rights in the collateral should the borrower fail financially. In determining whether to lend securities to a particular borrower, the Adviser will consider all relevant facts and circumstances, including the creditworthiness of the borrower. While securities are on loan, the borrower will pay the Fund any income earned thereon and the Fund may invest any cash collateral in portfolio securities, thereby earning additional income, or receive an agreed upon amount of income from a borrower who has delivered equivalent collateral. When such securities are borrowed against cash, the Fund agrees to pay the borrower of such securities a "rebate rate" for the use of the cash the borrower has pledged as collateral.

For the year ended December 31, 2001, the Fund had no security lending agreements outstanding.

NOTE H

Reverse Repurchase Agreements

Under a reverse repurchase agreement, the Fund sells securities and agrees to repurchase them at a mutually agreed upon date and price. At the time the Fund enters into a reverse repurchase agreement, it will establish a segregated account with the custodian containing liquid assets having a value at least equal to the repurchase price.

As of December 31, 2001, the Fund had entered into the following reverse repurchase agreements:

       Broker               Amount        Interest Rate        Maturity
=====================     ===========     =============    ================
Lehman Brothers, Inc.     $89,350,805         0.80%        January 18, 2002


--------------------------------------------------------------------------------
26 o ACM INCOME FUND

                                                   -----------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
                                                   -----------------------------

For the year ended December 31, 2001 the average amount of reverse repurchase agreements outstanding was approximately $74,906,701 and the daily weighted average annualized interest rate was 3.17%.

NOTE I

Bank Borrowing

The Fund participated in a credit facility for a commercial paper asset securitization program with Societe Generale ("SG") as Administrative Agent, and Barton Capital Corporation ("Barton") as lender. The credit facility was increased to a maximum of $400 million in January 2002. Under the SG Program, Barton will fund advances to the Fund through the issuance of commercial paper rated A-1+ by Standard & Poor's Ratings Services and P-1 by Moody's Investors Service, Inc. The collateral value must be at least 171% of outstanding borrowings. The borrowings under the SG program are secured by the pledging of the Fund's portfolio securities as collateral. The interest rate on the Fund's borrowings is based on the interest rate carried by the commercial paper. The weighted average annualized interest rate for the year ended December 31, 2001 was 4.38% and the average borrowing was $300,000,000. At December 31, 2001, the interest rate in effect was 1.94% and the amount of borrowings outstanding was $300,000,000.

NOTE J

Concentration of Risk

Investing in securities of foreign governments involves special risks which include changes in foreign exchange rates and the possibility of future adverse political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign governments and their markets may be less liquid and their prices more volatile than those of the United States Government.

NOTE K

Acquisition of ACM Government Securities Fund and ACM Government Spectrum Fund

Effective as of the close of business on December 19, 2000, the Fund acquired all of the net assets of ACM Government Securities Fund and ACM Government Spectrum Fund pursuant to the plan of reorganization and acquisition. The acquisition was accomplished by a tax-free exchange of 105,852,934 shares of the Fund for 78,226,348 and 35,235,527 shares of ACM Government Securities Fund and ACM Government Spectrum Fund, respectively, on December 20, 2000. The aggregate net assets of the Fund, ACM Government Securities Fund and ACM Government Spectrum Fund before the acquisition were $494,005,466, $652,545,090 and $237,788,207, respectively. Immediately after the acquistion the combined net assets of the Fund amounted to $1,384,338,763.


--------------------------------------------------------------------------------
                                                            ACM INCOME FUND o 27

--------------------
FINANCIAL HIGHLIGHTS
--------------------

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Common Stock Outstanding Throughout Each Period

                                                            Year Ended December 31,
                                        --------------------------------------------------------------
                                           2001(a)         2000       1999         1998         1997
                                        --------------------------------------------------------------
Net asset value,
  beginning of period .........         $  8.45        $   7.64    $  8.80       $10.51       $10.29
Income From Investment
  Operations
Net investment income(b) ......             .76             .70        .79          .88          .94
Net realized and unrealized
  gain (loss) on investments,
  swap contracts, option
  contracts and foreign
  currency transactions .......            (.11)            .91      (1.11)       (1.71)         .54
                                        --------------------------------------------------------------
Net increase (decrease) in
  net asset value from
  operations ..................             .65            1.61       (.32)        (.83)        1.48
                                        --------------------------------------------------------------
Less: Dividends and
  Distributions
Dividends from net
  investment income ...........            (.77)           (.70)      (.79)        (.88)        (.92)
Distributions in excess of
  net investment income .......            (.07)           (.10)      (.05)          -0-          -0-
Distributions from net
  realized gain on
  investments .................              -0-             -0-        -0-          -0-        (.34)
                                        --------------------------------------------------------------
Total dividends and
  distributions ...............            (.84)           (.80)      (.84)        (.88)       (1.26)
                                        --------------------------------------------------------------
Less: Fund Share
  Transactions
Dilutive effect of rights
  offering ....................            (.32)             -0-        -0-          -0-          -0-
Offering costs charged to
  paid-in-capital in excess
  of par ......................            (.07)             -0-        -0-          -0-          -0-
                                        --------------------------------------------------------------
Total capital shares
  transactions ................            (.39)             -0-        -0-          -0-          -0-
                                        --------------------------------------------------------------
Net asset value, end of
  period ......................         $  7.87        $   8.45    $  7.64       $ 8.80       $10.51
                                        ==============================================================
Market value, end of period ...         $  7.30        $   7.50    $  6.50       $9.125       $11.00
                                        ==============================================================
Total Investment Return
Total investment return
  based on:(c)
  Market value ................            7.80%          28.97%    (20.84)%      (9.25)%      20.73%
  Net asset value .............            3.11%          23.58%     (3.53)%      (8.38)%      15.08%

See footnote summary on page 29.


--------------------------------------------------------------------------------
28 o ACM INCOME FUND

                                                            --------------------
                                                            FINANCIAL HIGHLIGHTS
                                                            --------------------

                                                              Year Ended December 31,
                                     -----------------------------------------------------------------
                                           2001(a)         2000       1999         1998         1997
                                     -----------------------------------------------------------------
Ratios/Supplemental Data
Net assets, end of period
  (000's omitted) .............      $1,764,895      $1,390,542   $448,735     $512,296     $605,664
Ratio to average net assets of:
  Expenses ....................            2.31%           2.54%      2.37%        2.09%        2.03%
  Expenses, excluding
    interest expense(d)  ......            1.18%           1.19%      1.19%        1.12%        1.11%
  Net investment income .......            9.33%           9.40%      9.80%        9.04%        9.02%
Portfolio turnover rate .......             676%            538%       368%         409%         304%

(a) As required, effective January 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide Audits of Investment Companies, and began amortizing premium on debt securities for financial reporting purposes only. The effect of this change for the year ended December 31, 2001, was to decrease net investment income per share by $.05, decrease net realized and unrealized loss on investment transactions per share by $.05, and decrease the ratio of net investment income to average net assets from 9.92% to 9.33%. Per share, ratios and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

(b)   Based on average shares outstanding.

(c) Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each period reported. Dividends and distributions, if any, are assumed for purposes of this calculation, to be reinvested at prices obtained under the Fund's Dividend Reinvestment Plan. Generally, total investment return based on net asset value will be higher than total investment return based on market value in periods where there is an increase in the discount or a decrease in the premium of the market value to the net asset value from the beginning to the end of such periods. Conversely, total investment return based on net asset value will be lower than total investment return based on market value in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such periods. Total investment return for a period of less than one year is not annualized.

(d)   Net of interest expense of 1.13%, 1.35%, 1.18%, .97%, and .92%, respectively, on borrowings (see Notes G, H and I).


--------------------------------------------------------------------------------
                                                            ACM INCOME FUND o 29

---------------------------
REPORT OF ERNST & YOUNG LLP
       INDEPENDENT AUDITORS
---------------------------

REPORT OF ERNST & YOUNG LLP INDEPENDENT AUDITORS

To the Shareholders and Board of Directors of ACM Income Fund, Inc.

We have audited the accompanying statement of assets and liabilities of ACM Income Fund, Inc., including the portfolio of investments, as of December 31, 2001, and the related statements of operations and cash flows for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2001, by correspondence with the custodian and others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of ACM Income Fund, Inc. at December 31, 2001, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States.


/s/ Ernst & Young LLP

New York, New York
February 13, 2002


--------------------------------------------------------------------------------
30 o ACM INCOME FUND

                                                          ----------------------
                                                          ADDITIONAL INFORMATION
                                                          ----------------------

ADDITIONAL INFORMATION
(unaudited)

Shareholders whose shares are registered in their own names may elect to be participants in the Dividend Reinvestment and Cash Purchase Plan (the "Plan"), pursuant to which dividends and capital gain distributions to shareholders will be paid in or reinvested in additional shares of the Fund. State Street Bank and Trust Company (the "Agent") will act as agent for participants under the Plan. Shareholders whose shares are held in the name of a broker or nominee should contact such broker or nominee to determine whether or how they may participate in the Plan.

If the Board declares an income distribution or determines to make a capital gain distribution payable either in shares or in cash, as holders of the Common Stock may have elected, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in shares of Common Stock of the Fund valued as follows:

(i) If the shares of Common Stock are trading at net asset value or at a premium above net asset value at the time of valuation, the Fund will issue new shares at the greater of net asset value or 95% of the then current market price.

(ii) If the shares of Common Stock are trading at a discount from net asset value at the time of valuation, the Agent will receive the dividend or distribution in cash and apply it to the purchase of the Fund's shares of Common Stock in the open market on the New York Stock Exchange or elsewhere, for the participant's accounts. Such purchases will be made on or shortly after the payment date for such dividend or distribution and in no event more than 30 days after such date except where temporary curtailment or suspension of purchase is necessary to comply with Federal securities laws. If, before the Agent has completed its purchases, the market price exceeds the net asset value of a share of Common Stock, the average purchase price per share paid by the Agent may exceed the net asset value of the Fund's shares of Common Stock, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund.

The Agent will maintain all shareholders' accounts in the Plan and furnish written confirmation of all transactions in the account, including information needed by shareholders for tax records. Shares in the account of each Plan participant will be held by the Agent in non-certificate form in the name of the participant, and each shareholder's proxy will include those shares purchased or received pursuant to the Plan.

There will be no charges with respect to shares issued directly by the Fund to satisfy the dividend reinvestment requirements. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Agent's open market purchases of shares. In each case, the cost per share of shares purchased for each shareholder's account will be the average


--------------------------------------------------------------------------------
                                                            ACM INCOME FUND o 31

----------------------
ADDITIONAL INFORMATION
----------------------

cost, including brokerage commissions, of any shares purchased in the open market plus the cost of any shares issued by the Fund.

The automatic reinvestment of dividends and distributions will not relieve participants of any income taxes that may be payable (or required to be withheld) on dividends and distributions.

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to written notice of the change sent to participants in the Plan at least 90 days before the record date for such dividend or distribution. The Plan may also be amended or terminated by the Agent on at least 90 days' written notice to participants in the Plan. All correspondence concerning the Plan should be directed to the Agent at State Street Bank and Trust Company, PO Box 8200, Boston, Massachusetts 02266-8200.

Since the filing of the most recent amendment to the Fund's registration statement with the Securities and Exchange Commission, there have been (i) no material changes in the Fund's investment objectives or policies, (ii) no changes to the Fund's charter or by-laws that would delay or prevent a change of control of the Fund, (iii) no material changes in the principal risk factors associated with investment in the Fund, and (iv) no change in the person primarily responsible for the day-to-day management of the Fund's portfolio, who is Wayne D. Lyski, the President of the Fund.


--------------------------------------------------------------------------------
32 o ACM INCOME FUND

                                                    ----------------------------
                                                    GLOSSARY OF INVESTMENT TERMS
                                                    ----------------------------

GLOSSARY OF INVESTMENT TERMS

basis point (bp)

One basis point equals 0.01%.

benchmark

A standard by which a fund's performance can be measured. A benchmark is usually an unmanaged index, such as the Standard & Poor's 500 Stock Index or the Lehman Brothers Aggregate Bond Index.

index

A compilation of securities of similar types of companies that is used to measure the investment performance of securities within that specific market. An index is often used as a benchmark for a mutual fund. An investor cannot invest directly in an index.

liquidity

The ability of an asset to be quickly converted into cash and without penalty.

mortgage-backed securities (MBS)

Securities or certificates backed by mortgages. Typically issued by institutions such as the Federal National Mortgage Association (FNMA), Government National Mortgage Association (GNMA) and the Federal Home Loan Mortgage Corporation (FHLMC). Investors receive payments out of the interest and principal of the underlying mortgages.

portfolio

The collection of securities that make up a fund's or an investor's investments.

Treasuries

Negotiable U.S. government debt obligations, backed by the full faith and credit of the U.S. government. Treasuries are issued either as bills, notes or bonds depending on the maturity. Treasuries are exempt from state and local taxes.

yield

The rate of return on an asset, usually referring to dividend or interest payments, expressed as a percentage of current market price.


--------------------------------------------------------------------------------
                                                            ACM INCOME FUND o 33

----------------
ALLIANCE CAPITAL
----------------

ALLIANCE CAPITAL
The Investment Professional's Choice

Alliance Capital is a leading global investment management firm with approximately $455 billion in assets under management. In recognition of our far-reaching investment capabilities, Alliance Capital has been selected by employee benefit plans for 41 of the FORTUNE 100 companies and public retirement funds in 43 states as well as by hundreds of foundations, endowments and foreign institutions. By sharing this institutional money management experience with millions of mutual fund investors as well, Alliance stands out as a "manager of choice" for thousands of investment professionals around the world.

At Alliance Capital, we place a premium on investment research. We carefully select securities based on our proprietary research, conducted by over 640 investment professionals in 36 cities and 19 countries. Our commitment to this process means that our mutual fund shareholders have their portfolios managed by the same experienced analysts and portfolio managers who manage the pension funds of some of America's largest institutional investors.

All information on Alliance Capital is as of 12/31/01.


--------------------------------------------------------------------------------
34 o ACM INCOME FUND

                                                --------------------------------
                                                ALLIANCE CAPITAL AT YOUR SERVICE
                                                --------------------------------

ALLIANCE CAPITAL AT YOUR SERVICE

At Alliance Capital, shareholder satisfaction is among our top priorities. That is why we provide our shareholders with a wide variety of products and time-saving services.

o     Automatic Reinvestment

      You may choose to reinvest fund dividend and capital-gains distributions automatically at no charge.

o     Automatic Investment Program

      Build your investment account by having money automatically transferred from your bank account on a regular basis.

o     Dividend Direction Plans

      You may cross-invest dividends from one fund into the same class of shares in any other fund without incurring a sales charge--a good way to diversify your assets.

o     Auto Exchange

      You may choose to automatically exchange money from one Alliance Capital fund to another on a regular basis. This can be a good way to dollar cost average*, helping you to invest with discipline.

o     Systematic Withdrawals

      Regular checks for specified amounts can be sent to you or to your brokerage or bank account.

o     E-Statements and Electronic Delivery

      Sign up to view your quarterly mutual fund, retirement or CollegeBoundfund(SM) account statements online, rather than wait to receive paper copies in the mail. You may also sign up for electronic delivery of your legal documents so you can receive your semi-annual and annual shareholder reports, prospectuses and prospectus supplements online. It's easy, convenient and saves you time and storage space. Sign up today at www.alliancecapital.com. Simply go to Individual Investor, U.S., Account Access.

o     A Choice of Purchase Plans

      Most funds are available in A, B, and C Class shares. Many funds are also available in Advisor Class shares.

o     Telephone Transaction

      Purchases, transfers and redemptions can be made by calling (800) 221-5672. Our knowledgeable representatives are available to assist you Monday through Friday from 8:30 a.m. to 8:00 p.m. Eastern Standard Time.

o     Alliance Answer: 24-Hour Information

      For your convenience, our computerized audio response system is available to you 24-hours a day by calling (800) 251-0539. Using any touch tone phone, you can hear share prices, get account balances, review details of your last transaction, obtain dividend information, order statements/checkbooks, review fund objectives, and Watchlist information, order additional copies of statements and request additional year-end tax forms (available from February 1 to May 31).

o     The Alliance Advance

      A quarterly newsletter discussing investment strategies, economic news and other mutual fund matters.

o Our Website at www.alliancecapital.com gives you a broad perspective of Alliance Capital. You can reach Alliance mutual fund and account information more directly from www.investor.alliancecapital.com. Either way, you'll have access to extensive Alliance fund data, answers to frequently asked questions, and financial planning tools and calculators.

* Dollar cost averaging does not assure a profit nor protect against loss in a declining market. Since this strategy involves continuous investments in securities, regardless of fluctuating prices, investors should consider their financial ability to invest during periods of low price levels.


--------------------------------------------------------------------------------
                                                            ACM INCOME FUND o 35

------------------
BOARD OF DIRECTORS
------------------

BOARD OF DIRECTORS

John D. Carifa, Chairman
Ruth Block(1)
David H. Dievler(1)
John H. Dobkin(1)
William H. Foulk, Jr.(1)
Dr. James M. Hester(1)
Clifford L. Michel(1)
Donald J. Robinson(1)

Officers

Wayne D. Lyski, President
Kathleen A. Corbet, Senior Vice President
Paul J. DeNoon, Vice President
Michael L. Mon, Vice President
Edmund P. Bergan, Jr., Secretary
Mark D. Gersten, Treasurer & Chief Financial Officer
Vincent S. Noto, Controller

Administrator

Brinson Advisors, Inc.
51 West 52nd Street
New York, NY 10019

Custodian, Dividend Paying Agent, Transfer Agent and Registrar

State Street Bank
and Trust Company
225 Franklin Street
Boston, MA 02110

Independent Auditors

Ernst & Young LLP
787 Seventh Avenue
New York, NY 10019

Legal Counsel

Seward & Kissel LLP
One Battery Park Plaza
New York, NY 10004

(1)   Member of the Audit Committee.

      Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase from time to time at market prices shares of its Common Stock in the open market.

      This report, including the financial statements herein, is transmitted to the shareholders of ACM Income Fund for their information. The financial information included herein is taken from the records of the Fund. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.


--------------------------------------------------------------------------------
36 o ACM INCOME FUND

                                                          ----------------------
                                                          MANAGEMENT OF THE FUND
                                                          ----------------------

MANAGEMENT OF THE FUND

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund's Directors is set forth below.

                                                                         PORTFOLIOS
                                                                           IN FUND          OTHER
     NAME, ADDRESS,                       PRINCIPAL                        COMPLEX      DIRECTORSHIPS
     AGE OF DIRECTOR                    OCCUPATION(S)                    OVERSEEN BY       HELD BY
   (YEARS OF SERVICE*)               DURING PAST 5 YEARS                  DIRECTOR        DIRECTOR
-----------------------------------------------------------------------------------------------------
INTERESTED DIRECTOR

John D. Carifa,**, 56,        President, Chief Operating                     114            None
1345 Avenue of the            Officer and a Director of
Americas,                     ACMC, with which he has
New York, NY 10105            been associated with since
(15)                          prior to 1997.

DISINTERESTED
DIRECTORS

Ruth Block,#+, 71,            Formerly an Executive Vice                     87             None
P.O. Box 4623,                President and Chief Insurance
Stamford, CT 06903            Officer of The Equitable Life
(15)                          Assurance Society of the United
                              States; Chairman and Chief
                              Executive Officer of Evlico.
                              Formerly a Director of Avon,
                              BP Amoco Corporation, Ecolab,
                              Inc., Tandem Financial Group
                              and Donaldson, Lufkin & Jenrette
                              Securities Corporation.

David H. Dievler,#+, 72       Independent Consultant. Until                  94             None
P.O. Box 167,                 December 1994, Senior Vice
Spring Lake, NJ 07762         President of ACMC
(15)                          responsible for mutual fund
                              administration. Prior to joining
                              ACMC in 1984, Chief
                              Financial Officer of Eberstadt
                              Asset Management since 1968.
                              Prior to that, Senior Manager
                              at Price Waterhouse & Co.,
                              member of the American
                              Institute of Certified Public
                              Accountants since 1953.

John H. Dobkin,#+, 59         Consultant. Currently,                         90             None
P.O.Box 12,                   President of the Board of
Annadale, NY 12504            Save Venice, Inc. (preservation
(4)                           organization). Formerly a
                              Senior Adviser (June 1999-June
                              2000) and President (December
                              1989-May 1999) of Historic
                              Hudson Valley (historic
                              preservation). Previously,
                              Director of the National Academy
                              of Design. During 1988-92,
                              Director and Chairman of the
                              Audit Committee of ACMC.


--------------------------------------------------------------------------------
                                                            ACM INCOME FUND o 37

----------------------
MANAGEMENT OF THE FUND
----------------------

                                                                         PORTFOLIOS
                                                                           IN FUND          OTHER
     NAME, ADDRESS,                       PRINCIPAL                        COMPLEX      DIRECTORSHIPS
     AGE OF DIRECTOR                    OCCUPATION(S)                    OVERSEEN BY       HELD BY
   (YEARS OF SERVICE*)               DURING PAST 5 YEARS                  DIRECTOR        DIRECTOR
-----------------------------------------------------------------------------------------------------
William H. Foulk, Jr.,#+, 69  Investment Adviser and                         108            None
2 Sound View Drive            Independent Consultant.
Suite 100                     Formerly Senior Manager of
Greenwich, CT 06830           Barrett Associates, Inc., a
(4)                           registered investment adviser,
                              with which he had been
                              associated since prior to 1997.
                              Former Deputy Comptroller of the
                              State of New York and, prior
                              thereto, Chief Investment
                              Officer of the New York Bank for
                              Savings.

Dr. James M. Hester,#+, 77    President of The Harry Frank                   12             None
The Harry Frank               Guggenheim Foundation, with
Guggenheim Foundation         which he has been associated
527 Madison Avenue            since prior to 1997. Formerly
New York, NY 10022-4301       President of New York
(15)                          University and the New York
                              Botanical Garden, Rector of the
                              United Nations University and
                              Vice Chairman of the Board of
                              the Federal Reserve Bank of New
                              York.

Clifford L. Michel,#+, 62     Senior Counsel of the law firm                 90        Placer Dome,
St. Bernard's Road            of Cahill Gordon & Reindel                               Inc. (mining).
Gladstone, NJ 07934           since February 2001 and a partner
(15)                          of that firm for more than twenty-
                              five years prior thereto. President
                              and Chief Executive Officer of
                              Wenonah Development Company
                              (Investments).

Donald J. Robinson,#+, 67     Senior Counsel of the law firm                 102            None
98 Hell's Peak Road           of Orrick, Herrington &
Weston, VT 05161              Sutcliffe LLP since prior to
(7)                           1997. Formerly a senior
                              partner and a member of the
                              Executive Committee of that
                              firm. He was also a member
                              of the Municipal Securities
                              Rulemaking Board and a
                              Trustee of the Museum of
                              the City of New York.

*     There is no stated term of office for the Fund's Directors.

** Mr. Carifa is an "interested director", as defined in the 1940 Act, due to his position as President and Chief Operating Officer of ACMC, the Fund's investment adviser.

#     Member of the Audit Committee.

+     Member of the Nominating Committee.


--------------------------------------------------------------------------------
38 o ACM INCOME FUND

                                                          ----------------------
                                                          MANAGEMENT OF THE FUND
                                                          ----------------------

Officer Information

Certain information concerning the Fund's officers is set forth below.

          NAME,                                                           PRINCIPAL
        ADDRESS,*               PRINCIPAL POSITION(S)                 OCCUPATION DURING
        AND (AGE)                  HELD WITH FUND                       PAST 5 YEARS
------------------------------------------------------------------------------------------------------
Wayne D. Lyski, 60              Senior Vice President       Executive Vice President of ACMC**, with
                                                            which he has been associated since prior to
                                                            1997.

Kathleen A. Corbet, 42          Senior Vice President       Executive Vice President of ACMC**, with
                                                            which she has been associated since prior
                                                            to 1997.

Paul J. DeNoon, 39              Vice President              Senior Vice President of ACMC**, with which
                                                            he has been associated since prior to 1997.

Michael Mon, 32                 Vice President              Vice President of ACMC**, with which he has
                                                            been associated since June 1999. Prior
                                                            thereto he was a Portfolio Manager at
                                                            Brundage, Stroy and Rose since 1998.
                                                            Previously, he was employed as an Assistant
                                                            Vice President at Mitchell Hutchin Asset
                                                            Management since prior to 1997.

Edmund P. Bergan, Jr., 51       Secretary                   Senior Vice President and General Counsel
                                                            of Alliance Fund Distributors, Inc. (AFD)**
                                                            and Alliance Global Investor Services Inc.
                                                            ("AGIS")**, with which he has been
                                                            associated since prior to 1997.

Mark D. Gersten, 51             Treasurer and Chief         Senior Vice President of AGIS**, with which
                                Financial Officer           he has been associated since prior to 1997.

Vincent S. Noto, 37             Controller                  Vice President of AGIS**, with which he has
                                                            been associated since prior to 1997.

* The address for each of the Fund's officers is 1345 Avenue of the Americas, New York, NY 10105.

**    ACMC, AFD, ACL, and AGIS are affiliates of the Fund.

The Fund's Statement of Additional Information (SAI) has additional information about the Fund's Directors and officers and is available without charge upon request. Contact your financial representative or Alliance Capital at 800-227-4618 for a free prospectus or SAI.


--------------------------------------------------------------------------------
                                                            ACM INCOME FUND o 39

--------------------------------
ALLIANCE CAPITAL FAMILY OF FUNDS
--------------------------------

ALLIANCE CAPITAL FAMILY OF FUNDS

Domestic Equity Funds

Growth & Income Fund
Growth Fund
Health Care Fund
Mid-Cap Growth Fund*
Premier Growth Fund
Quasar Fund
Technology Fund

Global & International Equity Funds

All-Asia Investment Fund
Global Small Cap Fund
Greater China '97 Fund
International Fund
International Premier Growth Fund
The Korean Investment Fund
New Europe Fund
Worldwide Privatization Fund

AllianceBernstein Value Funds

Disciplined Value Fund
Global Value Fund
International Value Fund
Real Estate Investment Fund
Small Cap Value Fund
Utility Income Fund
Value Fund

Select Investor Series

Biotechnology Portfolio
Premier Portfolio
Small Cap Growth Portfolio
Technology Portfolio

Asset Allocation Funds

Balanced Shares
Conservative Investors Fund
Growth Investors Fund

Fixed Income Funds

Americas Government Income Trust**
Corporate Bond Portfolio
Emerging Market Debt Fund***
Global Strategic Income Trust
High Yield Fund
Multi-Market Strategy Trust
Quality Bond Portfolio
U.S. Government Portfolio

Municipal Income Funds

National
Insured National
Arizona
California
Insured California
Florida
Massachusetts
Michigan
Minnesota
New Jersey
New York
Ohio
Pennsylvania
Virginia

Closed-End Funds

All-Market Advantage Fund
The Austria Fund
ACM Income Fund
ACM Government Opportunity Fund
ACM Managed Dollar Income Fund
ACM Managed Income Fund
ACM Municipal Securities Income Fund
The Southern Africa Fund
The Spain Fund
World Dollar Government Fund
World Dollar Government Fund II

Alliance also offers AFD Exchange Reserves, which serves as the money market fund exchange vehicle for the Alliance mutual funds.

To obtain a prospectus for any Alliance Capital fund, call your investment professional, or call Alliance at (800) 227-4618.

* The Alliance Fund changed its name to Alliance Mid-Cap Growth Fund on February 1, 2002.

** Alliance North American Government Income Trust changed its name to Alliance Americas Government Income Trust on March 1, 2002.

*** Alliance Global Dollar Government Fund changed its name to Alliance Emerging Market Debt Fund on March 1, 2002.


--------------------------------------------------------------------------------
40 o ACM INCOME FUND

                                                  ------------------------------
                                                  SUMMARY OF GENERAL INFORMATION
                                                  ------------------------------

SUMMARY OF GENERAL INFORMATION

ACM Income Fund Shareholder Information

The daily net asset value of the Fund's shares is available from the Fund's Transfer Agent by calling (800) 432-5523. The Fund also distributes its daily net asset value to various financial publications or independent organizations such as Lipper Inc., Morningstar, Inc. and Bloomberg.

Daily market prices for the Fund's shares are published in the New York Stock Exchange Composite Transaction section of newspapers under the designation "ACMIn." The Fund's NYSE trading symbol is "ACG." Weekly comparative net asset value (NAV) and market price information about the Fund is published each Monday in The Wall Street Journal and each Sunday in The New York Times and other newspapers in a table called "Closed-End Bond Funds."

Dividend Reinvestment Plan

A Dividend Reinvestment Plan provides automatic reinvestment of dividends and capital gains distributions in additional Fund shares. The Plan also allows you to make optional cash investments in Fund Shares through the Plan Agent. If you wish to participate in the Plan and your shares are held in your name, simply complete and mail the enrollment form in the brochure. If your shares are held in the name of your brokerage firm, bank or other nominee, you should ask them whether or how you can participate in the Plan.

For questions concerning shareholder account information, or if you would like a brochure describing the Dividend Reinvestment Plan, please call State Street Bank and Trust Company at (800) 219-4218.


--------------------------------------------------------------------------------
                                                            ACM INCOME FUND o 41

ACM Income Fund
1345 Avenue of the Americas
New York, NY 10105

Alliance Capital [LOGO](R)
The Investment Professional's Choice

(R) These registered service marks used under license from the owner, Alliance Capital Management L.P.

INCAR1201